UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024 (May 1, 2024)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2024, Cuentas Inc. signed a Letter of Intent (LOI) with Sekur Private Data Ltd. (SWISF), a Canada corporation, and its USA subsidiary, Sekur Private Data Inc., a Delaware corporation, whose common stock is quoted and traded on the Canadian Securities Exchange, the OTC Market Group Inc’s OTCQB Market and the Frankfurt Stock Exchange under the ticker symbols SKUR, SWISF and GDT0.

The LOI expresses the desire between the companies for the possible share issuance by SWISF pursuant to which Cuentas would acquire a number of restricted shares of SWISF common stock, representing 30,000,000 shares of SWISF common stock which would be issued by SWISF to Cuentas upon completion of the two transactions.

The first transaction would create an SPA for the issuance of 5,000,000 shares of SWISF common stock, in exchange for $500,000 which will be used for SWISF working capital.

The second transaction would be the issuance of 25,000,000 shares of SWISF common stock in exchange for transfer of the M&M Telecom MVNO Agreement and FCC 214 license, upon approval by the FCC, estimated to have an independent valuation of $5 million, with a 50% discount for this transaction, yielding a transfer value of $2.5 million. All dollar figures in this letter of intent are US dollars unless specifically noted.

The proposed Share Exchange is not a preliminary step towards a Corporate Merger or other business transaction between the parties. The parties are now engaged in negotiations with a view toward executing a mutually satisfactory definitive agreement on or before May 15, 2024, with the understanding that the Share Exchange and SPA will close on or before May 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter of Intent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: May 7, 2024	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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